Exhibit 99.1

          Dell Reports Preliminary Revenue of $14.4 Billion;
                Preliminary Earnings Per Share of $0.30

               AMD Now Shipping Across Full Product Line


    ROUND ROCK, Texas--(BUSINESS WIRE)--Nov. 21, 2006--Dell (NASDAQ:DELL) reported preliminary results for the third quarter of fiscal year 2007, with revenue of $14.4 billion, operating income of $824 million, and earnings per share of $0.30. Dell ended the quarter with $11.6 billion in cash and investments. Commercial paper outstanding at the end of the quarter totaled $236 million. The company suspended its share repurchase program in mid-September and, therefore, only spent $335 million to repurchase 15 million shares.

    Investigation Update; Preliminary Results Subject to Change

    As previously announced, the U.S. Securities and Exchange Commission (SEC) and the Company's Audit Committee are conducting investigations into certain accounting and financial reporting matters, including the possibility of misstatements in prior period financial reports, and the company previously received a related subpoena from the United States Attorney for the Southern District of New York. Due to questions raised in connection with these ongoing investigations, the Company has not filed the Form 10-Q for its fiscal second quarter ended August 4, 2006 and does not expect to be able to timely file its Form 10-Q for the fiscal third quarter ended November 3, 2006. As a result, all financial results described in this press release, as well as the previously announced financial results for the second quarter, should be considered preliminary, and are subject to change to reflect any necessary corrections or adjustments, or changes in accounting estimates, that are identified prior to the time the company is in a position to complete these filings. In addition, the preliminary results for the second and third quarters could be affected by any restatements of prior period financial statements that are required as a result of any conclusions reached by the investigations. No determination has been made as to whether restatements of prior period financial statements will be required.

    The company is not currently able to predict the extent or significance of any such changes, and those changes could materially affect the preliminary results reported herein, as well as the previously announced results for the second quarter.

    Additional information about the investigations, as well as information about related private litigation, can be found in the Current Report on Form 8-K filed with the SEC concurrent with the issuance of this press release.

    Summary of Third Quarter Results

    In the quarter, the company achieved a better balance of liquidity, profitability and growth, which was driven by an improved mix of products worldwide. In addition, the company continued to focus its actions to strengthen product lines, particularly in the enterprise, improve customer experience, and accelerate growth outside the U.S.

    Desktop to Data Center; Broadest Product Portfolio in Dell's
History

    Dell began shipping two new PowerEdge servers featuring AMD Opteron processors, providing customers an additional choice for high-performance two-socket and four-socket systems. The company also launched the industry's first standards-based Quad-Core processors for two-socket blade, rack and tower servers. Combined with the 9G servers launched last quarter with Intel Xeon 5100 series processors, Dell now provides the broadest selection of industry-standard servers in its history. In the quarter, server revenue was $1.5 billion on 12 percent unit growth.

    In storage, revenue was $577 million and the company announced a five-year extension to its partnership with EMC.

    In client systems, the company launched quad core processors on its XPS 710 Extreme desktop as well as on Dell Precision workstations. In addition, the company launched its 64-bit dual core Dimension and OptiPlex systems, and Dell Latitude and Inspiron notebooks featuring AMD processors.

    Mobility revenue was $3.9 billion on 17 percent unit growth.
Desktop revenue was $4.7 billion on negative 5 percent unit growth. In both cases, growth was impacted by the company's decision to focus on more profitable products.

    In software and peripherals, revenue was $2.3 billion. Enhanced services revenue was $1.4 billion. The company's new Platinum Plus offering drove an increase in premium service contracts year-over-year and the company now has more than 300 Platinum Plus customers.

    Strong Unit Growth in APJ and Emerging Markets

    In the Asia-Pacific and Japan region, revenue was $1.9 billion on unit growth of 23 percent, as the company gained 1.4 share points year-over-year. Led by 33 percent unit growth in China, Dell was also the fastest growing among the top five vendors in the region, growing at nearly three times the growth rate of the industry. In India, units were up 93 percent and to more efficiently serve the growth in this market, Dell plans to open manufacturing operations there early next year.

    In Europe, Middle East and Africa (EMEA), where the company took a more balanced approach to pricing, revenue was $3.3 billion with unit growth of 9 percent. Dell also recently announced its second manufacturing location for EMEA to be located in Lodz, Poland, to provide more timely delivery to customers in Central and Eastern Europe.

    In the Americas, revenue was $9.2 billion on unit growth of negative 4 percent. Unit growth was 37 percent in Brazil and 19 percent in Canada.

    Customer Experience Improvement Led by "Resolve in One"

    As previously announced the company is investing an incremental $150 million this year on its Customer Experience initiatives and is seeing signs of improvement in key external and internal indicators. By increasing the number of agents, average hold times for U.S. customers have been reduced from nine minutes to three minutes in the past year. In addition, the company has reduced call transfers by over 30 percent and has improved first contact resolution rates by 20 percent. "Resolve in One" reflects Dell's goal to resolve issues to a customer's satisfaction on initial contact.

    Company Outlook

    The company said that the actions it has taken to drive improved operating and financial performance long-term with a better balance of liquidity, profitability and growth are starting to take hold. However, in the near term, improvement in growth and profitability may not be linear due to a variety of factors, including the timing of continued investments in Customer Experience, global expansion, and new product introductions, as well as a muted seasonal uplift due to changes in the mix of product and regional profit. In addition, the fourth quarter of fiscal year 2006 included one extra week.

    About Dell

    Dell Inc. (NASDAQ:DELL) listens to customers and delivers innovative technology and services they trust and value. Uniquely enabled by its direct business model, Dell sells more systems globally than any computer company, placing it No. 25 on the Fortune 500. For more information, visit www.dell.com. To get Dell news direct, visit www.dell.com/RSS.

    Special Note

    Statements in this press release that relate to future results and events (including statements about Dell's preliminary and estimated financial and operating performance) are forward-looking statements based on Dell's current expectations. Actual results may differ materially from those estimated in these forward-looking statements because of a number of risks and uncertainties, including: general economic, business and industry conditions; the level and intensity of competition in the technology industry and the pricing pressures that have resulted; the outcome of the ongoing investigations into certain accounting and financial reporting matters that could result in management's determination that restatement of the company's prior period financial statements is required; the outcome of the ongoing investigations into certain accounting and financial reporting matters that could result in management's conclusion that there is a material weakness in the company's internal controls over financial reporting, and that disclosure controls and procedures are not effective; Dell's failure to meet NASDAQ requirements for continued listing as a result of its delayed quarterly report filings; litigation and governmental investigations or proceedings arising out of or related to accounting and financial reporting matters, or any restatement of Dell's financial statements; local economic and labor conditions, political instability, unexpected regulatory changes, trade protection measures, tax laws, copyright levies and fluctuations in foreign currency exchange rates; the ability to accurately predict product, customer and geographic sales mix; the ability to timely and effectively manage periodic product transitions; reliance on third-party suppliers for product components, including dependence on several single-source supplier relationships; the ability to effectively manage operating costs; the ability to attract and retain qualified personnel; the level of demand for the products and services Dell offers; the ability to manage inventory levels to minimize excess inventory, declining inventory values and obsolescence; and the effect of armed hostilities, terrorism, natural disasters and public health issues on the economy generally, on the level of demand for Dell's products and services and on Dell's ability to manage its supply and delivery logistics in such an environment. Additional discussion of these and other factors affecting Dell's business and prospects is contained in Dell's periodic filings with the Securities and Exchange Commission.

    Condensed consolidated statement of income and related financial highlights follow.

    Dell is a trademark of Dell Inc.

    Dell disclaims any proprietary interest in the marks and names of others.


                              DELL INC.
  Condensed Consolidated Statement of Income and Related Financial
                  Highlights - PRELIMINARY (see Note)
      (in millions, except per share data or as otherwise noted)
                             (unaudited)

                                                  Three Months Ended
                                                      November 3,
                                                       2006 (a)
                                                 ---------------------

Net revenue                                                   $14,383
Cost of revenue                                                11,932
                                                 ---------------------
 Gross margin                                                   2,451
 Total operating expenses                                       1,627
                                                 ---------------------
 Operating income                                                 824
Investment and other income, net                                   64
                                                 ---------------------
Income before income taxes                                        888
Income tax provision                                              211
                                                 ---------------------
 Net income                                                      $677
                                                 =====================

Earnings per common share:
 Basic                                                          $0.30
                                                 =====================
 Diluted                                                        $0.30
                                                 =====================

Weighted average shares outstanding:
 Basic                                                          2,229
 Diluted                                                        2,238

Percentage of Total Net Revenue:
------------------------------------------------
Gross margin                                                     17.0%
Operating expenses                                               11.3%
Operating income                                                  5.7%
Income before income taxes                                        6.2%
Net income                                                        4.7%
Income tax rate                                                  23.8%

Net Revenue by Geographic Region (in billions):
------------------------------------------------
Americas                                                         $9.2
Europe                                                            3.3
Asia Pacific - Japan                                              1.9

Percentage of Total Net Revenue:
------------------------------------------------
Americas                                                           64%
Europe                                                             23%
Asia Pacific - Japan                                               13%

Net Revenue by Product Category (in billions):
------------------------------------------------
Desktop PCs                                                      $4.7
Mobility                                                          3.9
Servers and Networking                                            1.5
Storage                                                           0.6
Enhanced Services                                                 1.4
Software and Peripherals                                          2.3

Percentage of Total Net Revenue:
------------------------------------------------
Desktop PCs                                                        32%
Mobility                                                           27%
Servers and Networking                                             11%
Storage                                                             4%
Enhanced Services                                                  10%
Software and Peripherals                                           16%

    Note: These preliminary results are subject to change to reflect any necessary corrections or adjustments, or changes in accounting estimates, that are identified prior to the time the company's financial statements for the second and third quarters are finalized. In addition, these preliminary results could be affected by any restatements of prior period financial statements that are required as a result of any conclusions reached by the ongoing investigations concerning certain accounting and financial reporting matters. See "Investigation Update; Preliminary Results Subject to Change" in the accompanying press release.

    (a) Results for the three months ended November 3, 2006 include stock-based compensation expense of $71 million, or $49 million ($0.02 per share) net of tax, due to the implementation of Statement of Financial Accounting Standard No. 123 (revised 2004) Share-Based Payments, ("SFAS 123(R)"). Dell implemented SFAS 123(R) using the modified prospective method effective February 4, 2006.


                              DELL INC.
      Financial Highlights -- Continued - PRELIMINARY (see Note)
                             (unaudited)

                                                        November 3,
                                                           2006
                                                      ----------------

Ratios:
-----------------------------------------------------
Days supply in inventory                                            5
Days of sales outstanding (a)                                      33
Days in accounts payable                                           78
                                                      ----------------
Cash conversion cycle                                             (40)

Other Information:
-----------------------------------------------------
Headcount (approximate)                                        78,700
Average total revenue/unit (approximate)                       $1,530
Cash and investments (in billions)                              $11.6
Commercial paper borrowings (in billions)                        $0.2

Ratios are calculated based on underlying data in thousands.

    Note: These preliminary results are subject to change to reflect any necessary corrections or adjustments, or changes in accounting estimates, that are identified prior to the time the company's financial statements for the second and third quarters are finalized. In addition, these preliminary results could be affected by any restatements of prior period financial statements that are required as a result of any conclusions reached by the ongoing investigations concerning certain accounting and financial reporting matters. See "Investigation Update; Preliminary Results Subject to Change" in the accompanying press release.

    (a) Days of sales outstanding include the effect of product costs related to customer shipments not yet recognized as revenue that are classified in other current assets. At November 3, 2006, days of sales in accounts receivable and days of customer shipment not yet recognized were 30 and 3 days, respectively.

    CONTACT: Dell Inc., Round Rock
             Media Contact:
             Bob Pearson, 512-728-3256
             bob_pearson@dell.com
             or
             Investor Contacts:
             Lynn A. Tyson, 512-723-1130
             lynn_tyson@dell.com
             or
             Robert Williams, 512-728-7570
             robert_williams@dell.com